Exhibit 10.1(1)

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 31, 2023, is made and entered into by and among MGM RESORTS INTERNATIONAL, a Delaware corporation (the “Borrower”), each of the Lenders (as hereinafter defined) party hereto and BANK OF AMERICA, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders party hereto are parties to that certain Credit Agreement, dated as of November 24, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the First Amendment Effective Date (as hereinafter defined), the “Credit Agreement”) by and among the Borrower, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Issuers) (collectively, the “Lenders”), and the Administrative Agent.
B.    The Borrower has requested that the Lenders constituting the Required Lenders agree to certain modifications to the Credit Agreement as more fully set forth in this First Amendment, in each case, subject to, and in accordance with, the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the other Loan Parties and each Lender party hereto agrees as follows:
1.Definitions. Except as otherwise expressly provided herein, capitalized terms used in this First Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this First Amendment.
2.Amendments to Credit Agreement. Effective as of the First Amendment Effective Date, each party hereto hereby agrees that the Credit Agreement is amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:
““International Investments Financing Vehicle Transactions” means the series of transactions, including the issuance of the Specified 2023 Intercompany Note, effected to provide the Borrower with a vehicle to efficiently and quickly finance future international investments, acquisitions and similar corporate transactions permitted under this Agreement.”
““Specified 2023 Intercompany Note” shall mean that certain Subordinated Intercompany Loan Agreement substantially in the form attached hereto as Exhibit A (as it may be amended, restated, amended and restated, replaced, transferred, supplemented or otherwise modified from time to time, including to upsize the Indebtedness outstanding thereunder up to an aggregate amount no greater than $3,000,000,000), between the Company, as borrower, and MGM Resorts Financial, LLC, as lender.”

(b)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definitions of “Cash Equivalents” and “Total Indebtedness” in their entirety as follows:
““Cash Equivalents” means any of the following types of Investments:
(a) Government Securities due within thirty-seven months after the date of the making of the Investment;
(b) readily marketable direct obligations of any State of the United States or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Baa1 by Moody’s or BBB+ by S&P in each case due within thirty-seven months from the making of the Investment;
(c) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) issues (or the parent of which issues) commercial paper rated as described in clause (g) of this definition and (ii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than eighteen months from the date of acquisition thereof;
(d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by any bank having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within eighteen months after the date of the making of the Investment;
(e) [reserved];
(f) repurchase agreements covering Government Securities or corporate debt obligations executed by a broker or dealer registered under Section 15(b) of the Exchange Act, as amended, having on the date of the Investment capital of at least $500,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities or corporate debt obligations on the books of a “primary dealer” in such Government Securities or corporate debt obligations or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;
(g) commercial paper rated at least “Prime-2” (or the then equivalent grade) by Moody’s or at least “A-2” (or the then equivalent grade) by S&P, in each case with maturities of not more than 24 months from the date of acquisition thereof;
(h) “money market preferred stock” issued by a corporation or bank (i) given on the date of such Investment a credit rating of at least Aa by Moody’s and AA by S&P, in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by a Lender or a bank described in clause (c) or (d) above;
(i) a readily redeemable “money market mutual fund” sponsored by a bank described in clause (d) or (e) hereof, or a registered broker or dealer described in clause (f) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (h) hereof;
(j) corporate notes or bonds having a term to maturity of not more than thirty-seven months issued by a corporation or bank; provided that the security issued by such corporation or bank is given on the date of such Investment a credit rating of at least Baa2 by Moody’s or BBB by S&P, provided that the Investment does not have a credit rating of Baa3 or lower by Moody’s or BBB- or lower by S&P;

(k) asset-backed securities with a credit rating of at least Aa by Moody’s or AA by S&P and which have an expected term to maturity of thirty-seven months or less at the time of purchase; and
(l) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, and the portfolios of which are limited primarily to Investments of the character, quality and maturity described in clauses (a), (b), (c), (g), (j) and (k) of this definition.”
““Total Indebtedness” means, as at any date of determination, the aggregate principal amount of all outstanding Indebtedness of the Borrower Group (other than any such Indebtedness that has been Discharged) consisting of (w) Indebtedness of the kind described in clause (a) of the definition of “Indebtedness,” (x) Indebtedness evidenced by promissory notes and similar instruments and (y) Guaranty Obligations in respect of any of the foregoing (to be included only to the extent set forth in clause (ii) below); provided that Total Indebtedness shall not include (i) Indebtedness in respect of letters of credit (including Letters of Credit), except to the extent of unreimbursed amounts thereunder, (ii) Guaranty Obligations (provided, however, that if and when any such Guaranty Obligation for Indebtedness is demanded for payment from the Company or any of its Restricted Subsidiaries, then the amounts of such Guaranty Obligation shall be included in such calculations) and (iii) Indebtedness evidenced by the Specified 2023 Intercompany Note. For the avoidance of doubt, any obligation of any Loan Party to make Permitted Affiliate Payments shall not be considered “Total Indebtedness.””
(c)Section 6.13(xvi) of the Credit Agreement (Transactions with Affiliates) is hereby amended by adding “(i)” at the beginning thereof and the following after the semi-colon at the end thereof:
“ and (ii) the issuance of the Specified 2023 Intercompany Note and the International Investments Financing Vehicle Transactions;”

3.Effectiveness of this First Amendment. This First Amendment and the amendments to the Credit Agreement set forth in Section 2 hereof shall be effective only if and when:
(a) the Borrower, the other Loan Parties, the L/C Issuers and the Lenders constituting the Required Lenders have delivered their fully executed signature pages hereto to the Administrative Agent;
(b)the Borrower shall have paid to the Administrative Agent, for the account of each Lender (including Bank of America, N.A.) under the Credit Agreement as amended by the First Amendment, a consent fee equal to the product of 0.05% times the aggregate principal amount of such Lender’s “Revolving Commitments” under the Credit Agreement as of the First Amendment Effective Date solely to the extent that such Lender has provided an executed signature to this First Amendment on or prior to August 30, 2023. All fees described in this clause (b) shall be payable in full upon the First Amendment Effective Date (and will only be due if such date occurs);
(c)the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that for purposes of this Section 3(c), the representations and warranties contained in Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.01(a) or Section 7.01(b) of the Credit Agreement; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects;

(d)the Borrower shall have paid all Attorney Costs of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one Business Day prior to the First Amendment Effective Date; and
(e)the Borrower shall have paid all fees and expenses owed to the Administrative Agent (other than Attorney Costs of counsel to the Administrative Agent)) due and owing through and including the First Amendment Effective Date to the Administrative Agent to the extent invoiced at least one Business Day prior to the First Amendment Effective Date.
This First Amendment and the amendments to the Credit Agreement set forth in Section 2 hereof shall be effective on the date (the “First Amendment Effective Date”) on which all of the foregoing conditions are satisfied.
4.Acknowledgments; Reaffirmation. By executing this First Amendment, the Borrower, on behalf of itself and each of the other Loan Parties, (a) consents to this First Amendment and the performance by the Borrower and each of the other Loan Parties of their respective obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this First Amendment, the obligations (as amended hereby) of each of the Loan Parties under the Guaranty, the Pledge Agreement and each of the other Loan Documents to which such Loan Party is a party are not impaired or affected (except as amended hereby) and the Guaranty, the Pledge Agreement and each such Loan Document continues in full force and effect as amended hereby and (c) affirms and ratifies, to the extent it is a party thereto, the Guaranty, the Pledge Agreement and each other Loan Document with respect to all of the Obligations (as amended hereby).
5.Miscellaneous.
(a)THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN ANY LOAN DOCUMENT WHICH EXPRESSLY STATES THAT IT SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL EACH BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)This First Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this First Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this First Amendment by facsimile transmission or electronic mail (including “.pdf” or similar format) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by Requirements of Law.
(c)The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(d)Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement,” or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment. This First Amendment and the Credit Agreement as amended by this First Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents. This First Amendment shall be deemed a

“Loan Document”, as defined in the Credit Agreement. Sections 11.14(b), 11.14(c), 11.14(d) and 11.15 of the Credit Agreement shall apply to this First Amendment as if expressly set forth herein.
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IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first above written, to be effective on the date hereof.
Borrower:
MGM RESORTS INTERNATIONAL
By: /s/ Jonathan S. Halkyard
Name: Jonathan S. Halkyard
Title: Chief Financial Officer and Treasurer

[MGM – Signature Page to First Amendment]

BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ Lisa Berishaj
Name:    Lisa Berishaj
Title: Vice President

[MGM – Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:    /s/ Brian D. Corum
Name:    Brian D. Corum
Title:    Managing Director

[MGM – Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, as a Lender
By:    /s/ Sacha Boxill
Name:    Sacha Boxill
Title:    Director

[MGM – Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender
By:    /s/ Charlene Saldanha
Name:    Charlene Saldanha
Title:    Vice President

[MGM – Signature Page to First Amendment]

BNP PARIBAS SECURITIES CORP., as a Lender
By:    /s/ James Goodall
Name:    James Goodall
Title:    Managing Director

By:    /s/ Kyle Fitzpatrick
Name:    Kyle Fitzpatrick
Title:    Director

[MGM – Signature Page to First Amendment]

CITIBANK, N.A., as a Lender
By:    /s/ Chris Albano
Name:    Chris Albano
Title:    Authorized Signatory

[MGM – Signature Page to First Amendment]

CITIZENS BANK, N.A., as a Lender
By:    /s/ Sean McWhinnie
Name:    Sean McWhinnie
Title:    Managing Director

[MGM – Signature Page to First Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:    /s/ Jason Chrein
Name:    Jason Chrein
Title:    Managing Director

By:    /s/ Adam Jenner
Name:    Adam Jenner
Title:    Director

[MGM – Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:    /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Director

By:    /s/ Lauren Danbury
Name:    Lauren Danbury
Title:    Vice President

[MGM – Signature Page to First Amendment]

FIFTH THIRD, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Brook K. Miller
Name:    Brook K. Miller
Title:    Executive Director

[MGM – Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Brian Smolowitz
Name:    Brian Smolowitz
Title:    Executive Director

[MGM – Signature Page to First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:    /s/ Jack Kuhns
Name:    Jack Kuhns
Title:    Vice President

[MGM – Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:    /s/ Mary Harold
Name:    Mary Harold
Title:    Executive Director

[MGM – Signature Page to First Amendment]

TRUIST BANK, as a Lender
By:    /s/ Tesha Winslow
Name:    Tesha Winslow
Title:    Director

[MGM – Signature Page to First Amendment]